UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALIGOS THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Aligos Therapeutics, Inc. Annual Meeting of Stockholders Wednesday, June 25, 2025 8:00 AM, Pacific Time Annual Meeting to be held live via the internet - Please visit www.proxydocs.com/ALGS for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ALGS no later than June 24, 2025 at 5:00 p.m. Eastern Time. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/ALGS To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 13, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 25, 2025 For Stockholders of record as of April 28, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ALGS Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Aligos Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL 1. Election of three Class II directors to hold office until our 2028 annual meeting of stockholders; 1.01 K. Peter Hirth, Ph.D. 1.02 Heather Preston, M.D. 1.03 Margarita Chavez, J.D. 2. The ratification of the appointment, by the Audit Committee of our Board, of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2025; 3. The amendment of our 2020 Plan to increase the number of shares reserved and scheduled to be reserved under the 2020 Plan by 1,000,000 shares; 4. The amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 20,000,000 shares to 100,000,000 shares; and 5. The amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of non-voting common stock from 800,000 shares to 15,800,000 shares. NOTE: In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.